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                                                                    EXHIBIT 23.5




                          INDEPENDENT AUDITORS' CONSENT

                                    KPMG LLP



The Board of Directors
Big Foot Financial Corp.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus and in the registration statement.

                                  /s/ KPMG LLP
                                      KPMG LLP






Chicago, Illinois
September 20, 2002